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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      September 6, 2000
                                                --------------------------------


                                NRG Energy, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                 001-15891                   41-1724239
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(State or other jurisdiction        (Commission                (IRS Employer
   of incorporation)                File Number)             Identification No.)

1221 Nicollet Mall, Minneapolis, Minnesota                         55403
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code            (612) 373-5300
                                                   -----------------------------
                                      None
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        (Former name and former address, if changed since last report.)



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Item 5.  Other Events.

         In December 1999, NRG Energy, Inc. (the "Company") filed, pursuant to Rule 415 under the Securities Act of 1933 (the "Act"), a registration statement on Form S-3 (File No. 333-93055), which was declared effective on January 10, 2000. On September 7, 2000, the Company filed a Prospectus Supplement, dated September 6, 2000, and accompanying Prospectus, dated January 10, 2000, relating to the offering of $350,000,000 principal amount of the Company's 8.25% Senior Notes due 2010 (the "Notes"). In this connection, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."


Item 7.  Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.                Description
-----------                -----------

   1.1 Underwriting Agreement, dated September 6, 2000, by and among the Company and Salomon Smith Barney Inc., Banc of America Securities LLC and Merrill Lynch & Co. as Representatives of the several underwriters listed on Schedule I thereto with respect to the issuance and sale of the Notes.

   25.1                    Statement of Eligibility of Trustee.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        NRG Energy, Inc.
                                                --------------------------------
                                                         (Registrant)
Date   September 7, 2000                             /S/ Leonard A. Bluhm
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                                                         (Signature)*
                                                Name:  Leonard A. Bluhm
                                                Title: Executive Vice President
                                                       and CFO


*Print name and title of the signing officer under this signature